UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2024 (June 3, 2024)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CUEN	OTC

Warrants, each exercisable for one share of Common Stock	CUENW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2024, Cuentas, Inc., (“Cuentas”) signed a Non Binding Letter of Intent (LOI) with World Mobile Group Ltd (“World Mobile”), a UK limited company to leverage the World Mobile sharing economy to expand network coverage and provide affordable connectivity, while also offering Cuentas' digital products to customers.

Cuentas and World Mobile will collaborate to integrate Cuentas' fintech, banking, payments, remittance, and other financial services into the World Mobile app and ecosystem. This integration aims to enhance the user experience and expand the range of available services.

The Parties agree to engage in a equity / stock option agreement whereby World Mobile is rewarded stock in Cuentas publicly traded vehicle, with specifics to be determined based on achieving defined milestones. This tiered approach will align the incentives and contributions of both parties throughout the partnership.

The Parties agree to consider and discuss potential merger terms and conditions as part of the formal agreement going forward.

World Mobile will transfer US$50,000 to Cuentas as a refundable Security Deposit within 3 days of signing this LOI.

This LOI serves as a preliminary expression of intent between World Mobile and Cuentas and is not legally binding, except where explicitly stated. This document does not create obligations of exclusivity, purchase, sale, or any formal partnership beyond the described intentions.

Following this LOI, the Parties will proceed to negotiate the terms of a definitive agreement that will outline the detailed commercials and terms and conditions of the partnership. Both parties agree to conduct these negotiations in good faith and with due diligence.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter of Intent
10.2	Press release distributed June 4, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: June 7, 2024	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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